UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

VCA Antech, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:          Entry into a Material Definitive Agreement

On April 19, 2013, we amended our senior credit facility pursuant to that certain Second Amendment to Credit & Guaranty Agreement by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, and Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender.   In this report we refer to the Second Amendment to Credit & Guaranty Agreement as the Second Amendment.

The Second Amendment (i) removes limits on our ability to conduct a share repurchase program so long as we remain in compliance with certain existing financial covenants; (ii) increases the income we may receive from leases and subleases; (iii) increases the amount of debt we may assume in connection with acquisitions; and (iv) increases our ability to invest in Canada and the United Kingdom.

A copy of the Second Amendment is attached to this Form 8-K as Exhibit 10.1.

Item 2.02:          Results of Operations and Financial Condition

On April 25, 2013, we issued a press release which included earnings for the first quarter of fiscal year 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01:          Other Events.

On April 25, 2013, we announced that our Board of Directors approved a share repurchase program authorizing us to repurchase up to $125 million of our common stock.  The repurchases, which may be made in the open market, through privately-negotiated transactions, or as otherwise permitted by Securities Exchange Act Rule 10b-18, may occur from time-to-time in the future.  We have no obligation to repurchase any shares, and we may suspend or discontinue the repurchase program at any time.  We may finance repurchases from existing cash balance or borrowings pursuant to our revolving credit facility.

A copy of the press release announcing the share repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

10.1	Second Amendment to Credit & Guaranty Agreement dated April 19, 2013, by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, and Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender.

99.1	Press release dated April 25, 2013, regarding (i) earnings for the first quarter of fiscal year 2013; and (ii) the share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 2013	VCA Antech, Inc.

/s/ Tomas W. Fuller
	By:	Tomas W. Fuller
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibits

10.1	Second Amendment to Credit & Guaranty Agreement dated April 19, 2013, by and among Vicar Operating, Inc., VCA Antech, Inc., certain subsidiaries of Vicar Operating, Inc. as guarantors, various lenders from time to time party thereto, and Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender.

99.1	Press release dated April 25, 2013, regarding (i) earnings for the first quarter of fiscal year 2013; and (ii) the share repurchase program.

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